UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 28, 2018

FOOTHILLS EXPLORATION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-55872	27-3439423
(Commission File Number)	(IRS Employer Identification No.)

633 17th Street, Suite 1700

Denver, CO 80202

(Address of Principal Executive Offices)

(720) 449-7478

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 7.01 Regulation FD Disclosure.

A copy of a slide presentation that Foothills Exploration, Inc. (the “Company”) used during presentations made before individuals and small groups in Newport Beach, California, at the ICFO Private Equity Conference on August 28, 2018, (the “Presentation Materials”), is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein. The Presentation Materials speak as of the date of this Current Report on Form 8-K unless another date is specifically shown. While the Company may elect to update the Presentation Materials in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, the Company specifically disclaims any obligation to do so. Additionally, the Company has posted the Presentation Materials on the Investor Relations section of the Company’s website: http://ir.foothillspetro.com/.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Foothills Exploration, Inc. Corporate Presentation dated August 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2018

FOOTHILLS EXPLORATION, INC.

By:	/s/ B. P. Allaire
B. P. Allaire
Chief Executive Officer